EXHIBIT 99.1

Gasel Transportation Lines, Inc. Reports First Quarter 2005 Financial Results

MARIETTA, Ohio, May 31, 2005 (PRIMEZONE) -- Gasel Transportations Lines, Inc. (OTCBB:GSEL) announced results for fiscal Q1, 2005. The financial results include the following highlights: for the three months ended March 31, 2004, freight income revenue totaled $3,461,880 and training school revenue was $178,385 for combined revenue of $3,640,265, representing a 3.41% decline from prior year combined revenue of $3,768,796. Management attributes this slight decline to a decrease in the number of trucks that the Company was operating, as compared to the same period last year. The fleet reduction was a strategic action taken to shed excessive operating costs, decrease debt, and improve driver retention.

Net Income and EPS for Q1, 2005 rose by 18.43% from $50,017 or $0.01 per common share in fiscal Q1, 2004 to $59,233 or $0.01 per common share during fiscal Q1, 2005. Total Operating Expenses for the third quarter of 2004 were reduced by 12.03% from $525,475 to $462,217. The reduction in Operating Expenses was greater than the percentage decrease in freight revenues, and was the result of a reduction in the general and administrative expenses compared to the prior year as the Company downsized its personnel and associated costs as a compensating measure to declining revenues, and from a reduction in garage expenses as the Company was operating fewer of its own tractors and trailers than in the prior year.

Mike Post, Gasel's President & CEO commented that: "We are pleased with our recent financial results. We would have liked to see revenues begin to respond in a more concerted fashion, but the Company's financial position is the strongest in recent years. We continue to see substantial reductions in operating expenses and now that the reorganization proceedings are mostly behind us, we expect to translate this expense reduction to increase Net Income and shareholder value. It is particularly encouraging to see the Company generate approximately the same amount of revenue compared to last year with a smaller fleet, which management believes is further evidence of our improved productivity. The Company is well-positioned to take advantage of its renewed financial strength and we intend to execute an aggressive strategy of growth to ensure the long-term viability of the Company."

Gasel Transportation Lines, Inc., based in Marietta, Ohio, with a flatbed and automotive division terminal in Ravenswood, West Virginia, is a national long and regional haul truckload common and contract carrier, and provides logistic services throughout the continental United States and Canada. For more information, visit www.gasel.net

This press release may make forward-looking statements that are subject to various uncertainties and risks that could affect their outcome. Factors that could cause or contribute to differences include, but are not limited to, economic conditions, product demand and sales, competition and competitors' actions, and changes in the transportation industry. Please refer to the company's SEC filings, including Forms 10K and 10Q for a more detailed discussion of the risks.

                   GASEL TRANSPORTATION LINES, INC.
                      (Post Confirmation Debtor)
                         AND ITS SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEET

                                                   March 31
                                                     2005
                                                  ----------
                         ASSETS

 Current Assets
 --------------
 Cash and Cash Equivalents                            62,054
 Accounts Receivable-Trade, Net of Amounts Sold
  With Recourse of $1,368,206 and
  Allowance of $30,000                               464,481
 Inventory                                            99,485
 Prepaid Expenses and Other Current Assets           196,111
                                                  ----------
   Total Current Assets                              685,254

 Property and Equipment
 ----------------------
 Land and Buildings                                  770,054
 Tractors                                          1,127,575
 Trailers                                            372,000
 Shop Equipment                                      125,548
 Office Equipment                                     21,590
                                                  ----------
                                                   2,416,767
 Less Accumulated Depreciation                       315,319
                                                  ----------
 Net Property and Equipment                        2,101,448

 Other Assets
 ------------
 Other                                                21,183
                                                  ----------
  Total Other Assets                                  21,183
                                                  ----------
 TOTAL ASSETS                                      2,944,762
                                                  ==========

         LIABILITIES AND STOCKHOLDERS' (DEFICIT)

 Current Liabilities
 -------------------
 Cash Overdraft                                      164,393
 Notes Payable                                        66,200
 Accounts Payable-Trade                              245,830
 Accrued Contract Labor and Other Expenses           404,000
                                                  ----------
 Current Portion - Long Term Debt                    614,819

  Total Current Liabilities                        1,495,242

 Long Term Debt - Net of Current Portion           2,715,075
                                                  ----------
 Total Liabilities                                 4,210,317

 Stockholders' (Deficit)
 -----------------------
 Common Stock, no par value, 10,000,000 shares
  authorized, 9,877,966 issued and
  9,870,066 outstanding                            2,543,481
 Additional Paid in Capital                          102,786
 Accumulated (Deficit)                            (3,893,989)
 Less: Treasury Stock, at cost, 7,900 shares         (17,833)
                                                  ----------
   Total Stockholders' (Deficit)                  (1,265,555)
                                                  ----------
 TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)     2,944,762
                                                  ==========

                   GASEL TRANSPORTATION LINES, INC.
                      (Post Confirmation Debtor)
                         AND ITS SUBSIDIARIES
                 STATEMENTS OF CONSOLIDATED OPERATIONS
              Three Months Ended March 31, 2005 and 2004

                                               2005            2004
                                            -----------    -----------
                                            (Unaudited)    (Unaudited)
 Revenues
 --------
 Freight Income                             $ 3,461,880    $ 3,605,729
 Training School Revenue                        178,385        163,067
                                            -----------    -----------
                                              3,640,265      3,768,796
                                            -----------    -----------
 Cost of Revenue                              3,189,038      3,525,646
                                            -----------    -----------
 Gross Profit                                   451,227        243,150

 Operating Expenses
 ------------------
 Garage Expenses                                 76,839        109,167
 General and Administrative Expenses            385,378        416,308
                                                462,217        525,475
 Operating (Loss)                               (10,990)      (282,325)
 Other Income (Expense)
 ----------------------
 Other Income                                    65,308          6,963
 Interest Income                                     13             17
 Interest Expense, Net (Excludes
  contractual interest of $166,920 for
  the three months
 ended March 31, 2004                           (37,098)       (18,167)
                                            -----------    -----------
                                                 28,223      (11,1687)
 Income (Loss) From Operations Before
  Reorganization Items and Tax Provision         17,233       (293,512)

 Reorganization Items
 --------------------
 Professional and Bankruptcy Fees                 8,000          8,000
 Extinguishment of Debt                         (50,000)      (351,529)
                                            -----------    -----------
                                                (42,000)      (343,529)
 Income  From Operations Before
  Tax Provision                                  59,233         50,017
 Provision for Income Taxes                          --             --
                                            -----------    -----------
 Net Income                                 $    59,233    $    50,017
 Basic Income Per Share                     $      .006    $      .006
 Diluted Income Per Share                   $      .006    $      .006
 Weighted Average Common Shares Outstanding:
 Basic                                        9,870,066      9,870,066
 Diluted                                     10,008.782      9,870,066

CONTACT:
Gasel Transportation Lines, Inc.
S. Gene Thompson, Chief Financial Officer
  740-373-6479 x 110
Allan M. Blue, Director
  614-296-8862